PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)

PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated August 4, 2026

to Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

Investment Option Update

This Supplement is to inform you that there was a change to information for a variable investment option that is available in your Annuity. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

Portfolio Average Annual Total Return:

Effective immediately, in “Appendix A – Investment Options Available Under the Contract”, within the table, the Average Annual Total Return for 1 Year, for BlackRock Global Allocation V.I. Fund – Class III, is restated as shown below. The Fund Type, Advisor/Subadvisor, Current Expenses and Average Annual Total Returns for 5 years and 10 years are not changed:

Portfolio Company	Average Annual Total Return 1 Year
BlackRock Global Allocation V.I. Fund – Class III	19.42%

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPIVANY-2026SUP2